                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         NOTE PAYMENT NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Note Payment Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

A.       The following summarizes the amounts being paid to the Holders of the
         Timber Notes on January 22, 2001 pursuant to the Indenture:

                                                                                     Per $1,000
                                                                                     of original
                                                                                      principal
                                                                         Total          amount
                                                                         -----       -----------
1.       Interest (other than interest on Premiums) paid

         Class A-1 Timber Notes                                    $4,475,291.40          $27.85

         Class A-2 Timber Notes                                    $8,645,760.00          $35.55

         Class A-3 Timber Notes                                   $17,862,065.40          $38.55

2.       Principal paid

         Class A-1 Timber Notes                                   $13,113,575.00 1        $81.60

         Class A-2 Timber Notes                                            $0.00           $0.00

         Class A-3 Timber Notes                                            $0.00           $0.00

3.       Interest on Premiums paid

         Class A-1 Timber Notes                                            $0.00           $0.00

         Class A-2 Timber Notes                                            $0.00           $0.00

         Class A-3 Timber Notes                                            $0.00           $0.00

4.       Prepayment Premium paid

         Class A-1 Timber Notes                                            $0.00           $0.00

         Class A-2 Timber Notes                                            $0.00           $0.00

         Class A-3 Timber Notes                                            $0.00           $0.00

5.       Deficiency Premium paid

         Class A-1 Timber Notes                                            $0.00           $0.00

         Class A-2 Timber Notes                                            $0.00           $0.00

         Class A-3 Timber Notes                                            $0.00           $0.00

6.       Non-Registration Premium paid

         Class A-1 Timber Notes                                            $0.00           $0.00

         Class A-2 Timber Notes                                            $0.00           $0.00

         Class A-3 Timber Notes                                            $0.00           $0.00

----------
1        $3,330,691.80 of this principal payment is being made from the
         Scheduled Amortization Reserve Account.

B.       Additional data prior to giving effect to
         the above payments:

         1.     Principal balance of Timber Notes
                prior to payment

                Class A-1 Timber Notes                           $136,650,119.00         $850.34

                Class A-2 Timber Notes                           $243,200,000.00       $1,000.00

                Class A-3 Timber Notes                           $463,348,000.00       $1,000.00

C.       Additional data after giving effect to
         the above payments:

         1.     Principal balance of Timber Notes
                after payment

                Class A-1 Timber Notes                           $123,536,544.00         $768.74

                Class A-2 Timber Notes                           $243,200,000.00       $1,000.00

                Class A-3 Timber Notes                           $463,348,000.00       $1,000.00

         2.     Principal balance if Timber Notes were
                paid in accordance with Scheduled
                Amortization

                Class A-1 Timber Notes                           $123,536,544.00         $768.74

                Class A-2 Timber Notes                           $243,200,000.00       $1,000.00

                Class A-3 Timber Notes                           $463,348,000.00       $1,000.00

         3.     Amount of Amortization paid ahead of
                Scheduled Amortization for any Class of
                Timber Notes (No. 2 - No. 1, if No. 2 is
                greater than No. 1 for any Class of Timber
                Notes)

                Class A-1 Timber Notes                                     $0.00           $0.00

                Class A-2 Timber Notes                                     $0.00           $0.00

                Class A-3 Timber Notes                                     $0.00           $0.00

         4.     Amount of Amortization which is behind
                Scheduled Amortization for any Class of
                Timber Notes (No. 1 - No. 2, if No. 1 is
                greater than No. 2 for any Class of Timber
                Notes)

                Class A-1 Timber Notes                                     $0.00           $0.00

                Class A-2 Timber Notes                                     $0.00           $0.00

                Class A-3 Timber Notes                                     $0.00           $0.00

         5.     Accrued and unpaid Prepayment
                Premiums, if any

                Class A-1 Timber Notes                                     $0.00           $0.00

                Class A-2 Timber Notes                                     $0.00           $0.00

                Class A-3 Timber Notes                                     $0.00           $0.00

         6.     Accrued and unpaid Deficiency Premiums,
                if any

                Class A-1 Timber Notes                                     $0.00           $0.00

                Class A-2 Timber Notes                                     $0.00           $0.00

                Class A-3 Timber Notes                                     $0.00           $0.00

         7.     Accrued and unpaid Non-Registration
                Premiums, if any

                Class A-1 Timber Notes                                     $0.00           $0.00

                Class A-2 Timber Notes                                     $0.00           $0.00

                Class A-3 Timber Notes                                     $0.00           $0.00

         8.     Is a Trapping Event continuing as
                of the Note Payment Date:                                X      No              Yes

         9.     Does a Cash Retention Event exist as
                of the Note Payment Date                                 X      No              Yes

                           Prevailing SBE Price Data for 6 months ended
                                         July, 2001

Old Growth Redwood                                      $1,169/Mbf

Young Growth Redwood                                    $1,169/Mbf

Old Growth Douglas Fir                                  $  389/Mbf

Young Growth Douglas Fir                                $  389/Mbf

Whitewoods                                              $  189/Mbf

Note:   Assumes an average size-quality category of 2.0 and the following harvest method percentages:  Cat - 35%; Short-span skyline - 55%;
        Long-span skyline - 5%; and Helicopter - 5%